UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2011

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

On June 1, 2011, iStar Financial Inc. held its 2011 Annual Meeting of Shareholders in New York, New York for the purpose of: (i) electing seven directors to its board of directors, (ii) ratifying the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2011, (iii) approving, on an advisory basis, the compensation of its named executive officers and other named officers, and (iv) approving, on an advisory basis, the frequency of a shareholder vote to approve the compensation of its named executive officers and other named officers.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1.  Election of Directors:  At the annual meeting, seven directors were elected for terms expiring in 2012.  For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	51,000,208	579,127	29,463,962
Glenn R. August	51,188,595	390,740	29,463,962
Robert W. Holman, Jr.	50,558,563	1,020,772	29,463,962
Robin Josephs	50,536,502	1,042,833	29,463,962
John G. McDonald	51,025,915	553,420	29,463,962
George R. Puskar	51,193,934	385,401	29,463,962
Dale Anne Reiss	51,213,951	365,384	29,463,962

Proposal 2.  Ratification of Independent Registered Public Accounting Firm:  At the annual meeting, the shareholders ratified the selection of PricewaterhouseCoopers LLP as iStar Financial Inc.’s independent registered public accounting firm for the year ending December 31, 2011.  The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions
80,528,409	388,251	126,637

Proposal 3. Shareholder Advisory (Non-Binding) Vote on Executive Compensation: Votes on a proposal to approve, on an advisory basis, the compensation of iStar Financial Inc.’s named executive officers and other named officers were as follows:

For	Against	Abstentions	Broker Non-Votes
47,551,473	3,829,786	198,076	29,463,962

Proposal 4.  Shareholder Advisory (Non-Binding) Vote on the Frequency of the Advisory Vote on Executive Compensation:  Votes on a proposal to approve, on an advisory basis, the frequency of a shareholder vote to approve the compensation of iStar Financial Inc.’s named executive officers and other named officers were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
28,679,082	518,805	22,173,187	208,261	29,463,962

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	June 3, 2011	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer